                               WESTAFF (USA), INC.
                         WESTERN MEDICAL SERVICES, INC.


      SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT AND TRANSACTION DOCUMENTS

         This SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT AND TRANSACTION DOCUMENTS (this "AMENDMENT"), dated as of August 9, 1999, is among Westaff
(USA), Inc., a California corporation formerly known as Western Staff Services
(USA), Inc. ("WSS"), and Western Medical Services, Inc., a California corporation ("WMS") (WSS and WMS sometimes hereinafter are referred to individually as a "CO-ISSUER" and collectively as "CO-ISSUERS") and the purchasers listed in Schedule A to the Note Purchase Agreement (as defined below). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement, as amended hereby.

                                R E C I T A L S

         1. The Co-Issuers entered into a Note Purchase Agreement dated May 15, 1998 (the "ORIGINAL NOTE PURCHASE AGREEMENT") in connection with the issue of certain 6.77% Senior Secured Notes (the "ORIGINAL NOTES") to the purchasers listed in Schedule A to the Note Purchase Agreement.

         2. The Co-Issuers entered into a First Amendment to Note Purchase Agreement and Transaction Documents dated as of November 16, 1998 (the "FIRST AMENDMENT") (the Original Note Purchase Agreement, as amended by the First Amendment, is referred to herein as the "NOTE PURCHASE AGREEMENT"). In connection with the execution and delivery of the First Amendment, the Co-Issuers issued to each Purchaser a certain Amended and Restated 6.77% Senior Note due May 20, 2008 dated November 16, 1998 (collectively, the "NOTES"), which amended and restated the Original Notes in their entirety.

         3. The Co-Issuers, Alternative Billing Services, Inc., and Western Medical Services (NY), Inc. (the Co-Issuers, Alternative Billing Services, Inc. and Western Medical Services (NY), Inc. are referred to herein collectively as the "WESTERN PARTIES") and Intrepid Companies, Inc. ("BUYER") have entered into the Asset Purchase Agreement. Pursuant to the Asset Purchase Agreement, the Western Parties have agreed to sell certain assets to Buyer, excluding, among other things, cash or customer remittances not yet applied.

         4. The Co-Issuers have requested that the holders of the Notes consent to the WMS Disposition (as defined below) and release their liens in the assets which are the subject of WMS Disposition (as defined below). The holders of the Notes are willing to so consent on the terms and subject to the conditions contained in this Amendment.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Co-Issuers and the holders of the Notes agree as follows:

         1. AMENDMENT TO NOTE PURCHASE AGREEMENT. Section 10.6 of the Note Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

                   SECTION (a)     SALE OF ASSETS.  Other than in the
          ordinary course of business or in connection with a Sale and Leaseback Transaction, no Co-Issuer will, or will permit the Company or any of its Restricted Subsidiaries to, directly or indirectly, in a single transaction or a series of transactions, sell, lease, transfer, abandon or otherwise dispose of or suffer to be sold, leased, transferred, abandoned or otherwise disposed of (collectively, "TRANSFER") assets in any fiscal year in excess of 15% of the Consolidated Total Assets ("SUBSTANTIAL ASSETS") determined as of the end of the immediately preceding fiscal year or if such Transfer of Substantial Assets in the aggregate in more than one fiscal year would exceed 25% of Consolidated Total Assets determined as the average of Consolidated Total Assets determined as of the fiscal year end of the three fiscal years immediately preceding the date of determination, unless the proceeds of such Transfer of Substantial Assets are used within 180 days to
          (i) acquire productive assets or (ii) reduce Indebtedness of the Co-Issuers, the Company or its Restricted Subsidiaries which is not junior in right of payment to the Notes. Notwithstanding the foregoing, the Purchasers acknowledge that the Co-Issuers, Alternative Billing Services, Inc. and Western Medical Services (NY), Inc. have entered into the Asset Purchase Agreement with Intrepid Companies, Inc. dated July 22, 1999 (the "ASSET PURCHASE AGREEMENT") and consent to the consummation of the transactions contemplated thereunder (the "WMS DISPOSITION"), in which event, each Purchaser shall authorize a release of its security interest in the assets which are the subject of the WMS Disposition. Upon (i) WMS's receipt of substantially all of the customer remittances payable to WMS which are outstanding as of August 9, 1999 and application thereof to the applicable customer accounts, and
          (ii) WMS's distribution of such remittances and all other cash or other assets of WMS to the Company, WSS or one of the Restricted Subsidiaries, and provided that WMS has not purchased or otherwise obtained an interest in any other assets, (x) WMS's obligation as a Co-Issuer shall be extinguished and the Purchasers will tender their existing Notes upon the request of WSS in exchange for new Notes in which WSS will be the sole issuer; and (y) each Purchaser shall, upon request of WSS, execute a release of WMS from its obligations under this Agreement, the Other Agreements, the Notes and its collateral described in the Security Agreement which has not been previously released.

         2. EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date hereinabove written and upon (i) the execution and delivery of this Amendment by the Co-Issuers to the Purchasers and (ii) the consummation of the WMS Disposition as contemplated in the Asset Purchase Agreement.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date hereinabove written.


                                           WESTAFF (USA), INC.


                                           By:  /s/ Paul A. Norberg
                                                ----------------------------
                                                Paul A. Norberg
                                                Executive Vice President and
                                                Chief Financial Officer


                                           WESTERN MEDICAL SERVICES, INC.


                                           By:  /s/ Gary A. Kittleson
                                                ----------------------------
                                                Gary A. Kittleson
                                                Vice President



PPM AMERICA, INC.,  AS ATTORNEY IN FACT,
ON BEHALF OF JACKSON NATIONAL LIFE
INSURANCE COMPANY


By
     ----------------------------
     James D. Young
     Managing Director

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date hereinabove written.


                                           WESTERN STAFF SERVICES (USA), INC.


                                           By:
                                                ----------------------------
                                                Paul A. Norberg
                                                Executive Vice President and
                                                Chief Financial Officer

                                           WESTERN MEDICAL SERVICES, INC.


                                           By:
                                                ----------------------------
                                                Gary A. Kittleson
                                                Vice President



PPM AMERICA, INC.,  AS ATTORNEY IN FACT,
ON BEHALF OF JACKSON NATIONAL LIFE
INSURANCE COMPANY


By   /s/ James D. Young
     ----------------------------
     James D. Young
     Managing Director

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date hereinabove written.


                                           WESTERN STAFF SERVICES (USA), INC.


                                           By:  /s/ Paul A. Norberg
                                                ----------------------------
                                                Paul A. Norberg
                                                Executive Vice President and
                                                Chief Financial Officer

                                           WESTERN MEDICAL SERVICES, INC.


                                           By:  /s/ Gary A. Kittleson
                                                ----------------------------
                                                Gary A. Kittleson
                                                Vice President



NATIONWIDE LIFE INSURANCE COMPANY


By:
   ---------------------------------
   Name:
        ----------------------------
   Title:
         ---------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date hereinabove written.


                                           WESTERN STAFF SERVICES (USA), INC.


                                           By:
                                                ----------------------------
                                                Paul A. Norberg
                                                Executive Vice President and
                                                Chief Financial Officer

                                           WESTERN MEDICAL SERVICES, INC.


                                           By:
                                                ----------------------------
                                                Gary A. Kittleson
                                                Vice President



NATIONWIDE LIFE INSURANCE COMPANY


By:  /s/ Mark W. Poeppelman
   ---------------------------------
   Name:  Mark W. Poeppelman
        ----------------------------
   Title: Authorized Signatory
         ---------------------------






                                      4